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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                   FORM 8-K/A
                               (Amendment No. 2)

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 2, 2003

                           SEVEN SEAS PETROLEUM INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         CAYMAN ISLANDS                   0-22483             73-468669
 (STATE OR OTHER JURISDICTION OF        (COMMISSION        (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)         FILE NUMBER)      IDENTIFICATION NO.)



                          5555 SAN FELIPE, SUITE 1700
                              HOUSTON, TEXAS 77056
                             (ADDRESS OF PRINCIPAL
                               EXECUTIVE OFFICES
                                 AND ZIP CODE)

                                 (713) 622-8218
                        (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

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         The purpose of this filing is to amend the Form 8-K/A filed on May 28,
2003, to include the letter by Deloitte & Touche approving Item 4 of that form. This letter will be filed as Exhibit 99.3.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (C)      Exhibits

                  Exhibit 99.3 - Letter by Deloitte & Touche LLP approving
                                 Item 4.
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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SEVEN SEAS PETROLEUM INC.


Date:    June 5, 2003

                                  By:      /s/ LARRY A. RAY
                                       ------------------------------------
                                           Larry A. Ray
                                           Chief Operating Officer